Earnings per Share	12 Months Ended
Mar. 31, 2020
Earnings per share [abstract]
Earnings per Share
Earnings per Share
The basis for calculating basic and diluted earnings per share (“EPS”) (attributable to owners) is as follows:

	For the Year Ended March 31
	2018	2019	2020
Net profit for the year attributable to owners of the Company:
Net profit for the year attributable to owners of the Company JPY (millions)	¥186,886	¥135,192	¥44,241
Net profit used for calculation of earnings per share JPY (millions)	186,886	135,192	44,241
Weighted-average number of ordinary shares outstanding during the year (thousands of shares) [basic]	780,812	961,477	1,557,204
Dilutive effect (thousands of shares)	5,895	5,420	9,000
Weighted-average number of ordinary shares outstanding during the year (thousands of shares) [diluted]	786,707	966,897	1,566,204

Earnings per share
Basic (JPY)	239.35	140.61	28.41
Diluted (JPY)	237.56	139.82	28.25

Basic EPS is calculated by dividing the net profit for the year attributable to owners of the Company, with the weighted average number of ordinary shares outstanding during the year. This calculation excludes the average number of treasury shares. Diluted EPS is calculated by dividing the net profit for the year attributable to owners of the Company, with the weighted-average number of ordinary shares outstanding during the year plus the weighted-average number of ordinary shares that would be issued upon conversion of all the dilutive ordinary shares into ordinary shares.
There were 814 thousand shares that are anti-dilutive, such as stock options, and therefore not included in the calculation of diluted EPS for both the years ended March 31, 2019 and 2020, respectively. There were no anti-dilutive shares for the year ended March 31, 2018.